CONESTOGA SMALL CAP FUND

T i c k e r   S y m b o l :  C C A S X

Fund Objectives

The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. The Fund typically holds 45-50 small capitalization stocks that have met Conestoga’s fundamentally based, higher-quality, sustainable growth investment criteria. Conestoga seeks companies that have positive earnings, and which we believe can grow those earnings for an extended period of time at a 15-20% rate.  We also seek companies with low debt levels, high returns on equity (ROE), and which have other high-quality characteristics.

Management

William C. Martindale, Jr. and Robert M. Mitchell have co-managed the Fund since inception October 2002. Joseph F. Monahan and David M. Lawson add research support.

Fourth Quarter Review and Commentary

Stock selection in the Health Care, Energy and Financial Services sectors had the most negative impact on return.  Three positions in the Health Care sector underperformed: Integra LifeSciences Holdings Corp. (IART); Neogen Corp. (NEOG); and Quality Systems Inc. (QSII).  Each experienced company-specific events that caused their shares to drop. In the case of IART, we pared the Fund’s position early in the first quarter of 2012, and we will be closely monitoring company in the coming quarter.  With respect to NEOG and QSII, we remain optimistic in their long-term growth prospects.

Conestoga’s Energy holdings were very solid performers for the full year; however the stocks failed to keep pace with this surging sector of the Index in the fourth quarter.  Conestoga’s three holdings in the sector (Carbo Ceramics Inc. (CRR), Contango Oil & Gas (MCF), and Core Laboratories NV (CLB)) rose an average of over 16%, but the Energy sector of the Index rose over 27%.

Stock selection was strongest in the Consumer Discretionary sector, where the strategy’s holdings in for-profit education stocks Capella Education Co. (CPLA) and Strayer Education Inc. (STRA) produced very strong returns.  Both stocks have experienced underperformance in the prior quarters of 2011, and we continue to examine these controversial, but potentially high return stocks as they navigate the regulatory scrutiny of Congress and various states’ attorneys general.

For Additional Information: Contact Mark Clewett, Director of Institutional Sales, at (484) 654-1380 or via email at    mclewett@conestogacapital.com.  You may also visit us on the web at www.conestogacapital.com.

Performance as of December 31, 2011

4Q 2011

   1 Year     3Years   5Years   7Years   Since Inception

Conestoga Small Cap Fund               13.20%     4.55%      18.72%   5.28%   5.74%     10.23%

Russell 2000 Growth

                  14.99%    -2.91%      19.00%   2.09%   3.92%       9.71%

Russell 2000

                  15.47%    -4.18%      15.63%   0.15%   3.20%       9.27%

Sector Weightings as of 12-31-11:

Consumer Discretionary

11.3%

Consumer Staples

  0.0%

Energy

  5.5%

Financial Services

  7.7%

Health Care

                15.5%

Materials & Processing

  5.9%

Producer Durables             22.1%

Technology

                29.6%

Utilities

  0.0%

Cash

  2.4%

Top Ten Equity Holdings as of 12-31-11:

CoStar Group Inc.	4.89%
Raven Industries Inc.	3.68%
Bottomline Technologies Inc.	3.41%
Sun Hydraulics Corp.	3.31%
Advisory Board Co.	3.30%
Simpson Manufacturing Co. Inc	3.23%
NVE Corp.	2.99%
Tyler Technologies Inc.	2.98%
HealthStream Inc.	2.80%
Balchem Corp.	2.64%

*Total Percent of Portfolio:	33.23%

Market Capitalizations as of 12-31-11:

Mid Caps ( >$2 Bil)

 13.1%

Small Caps ($500 Mil

 69.0%

-$2 Bil)

Micro Caps (<$500 Mil)       15.4%

Cash

   2.5%

Fund Characteristics 12-31-11:

	CCASX	Russell 2000	Rusell 2000 Growth
P/E (1 Yr Fwd excl Neg)	22.6x	13.8x	15.3x
P/E (1 Yr Fwd)	22.6x	16.1x	19.0x
Earnings Growth	19.0%	14.7%	18.1%
PEG Ratio	1.19	1.10	1.05
ROE - Last 4 Qtrs Avg	15.6%	7.3%	9.2%
Weighted Avg Mkt.Cap	$1,240 Mil	$1,227 Mil	$1,385 Mil
Long-Term Debt/Capital	3%	24%	19%
Dividend Yield	0.62%	1.54%	0.77%
Number of Holdings	48	1966	1162

Fund Information:

Ticker	CCASX
CUSIP	207019100
Total Fund Net Assets (as of date)	$185.1 Mil
Inception Date	10/1/2002
Fiscal Year End	9/30

Annual Fund Operating Expenses:

Management Fee	1.20%
Distributions (12b-1) Fees	0.00%
Other Expenses (1)	0.07%
Total Annual Fund Operating Expenses	1.27%
Expense Limitation (2)	-0.17%
Total Net Operation Expenses	1.10%

Disclosures:  *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Conestoga Small Cap Fund and Russell 2000 characteristics are generated by Factset analytical system. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and     expenses which an investor should consider before investing.

(1)  Restated to reflect current fees. In addition, although the Fund has adopted a Shareholder Servicing Plan that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund’s shareholders, the Fund does not expect to pay any Shareholder Servicing Fees in the current fiscal year.

(2)  The Adviser pays all Fund expenses except Rule 12b-1 fees, shareholder servicing fees and expenses of the independent Trustees, taxes, interest and extraordinary expenses. Conestoga Capital Advisors, LLC, “Adviser” has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least January 29, 2012, subject to termination at any time at the option of the Fund.